LETTER TO SHAREHOLDERS
================================================================================


                                 MARKET BACKDROP

1999's market environment was characterized by arguably the greatest collective dismissal of the relevance of risk factors to investment decision making in history. Not so the market of the first half of 2000. It appears that at least some of the excess of the internet-driven investing mania may be coming home to roost. The sound heard `round the world this past March may heretofore be marked as the pop of a history-making bubble of capital market speculation.

Market turmoil clearly spilled over into the second quarter of this year, and dimmed results across the equity market spectrum. Technology shares reversed course and lost significant ground for the first time in many investors' memories (or careers, for that matter). Consider this sampling as a barometer on 2nd quarter market conditions:

                     SELECTED SECOND QUARTER MARKET RESULTS

Chart Data:

Internet Stock Index*                       -20.8%
NASDAQ*                                     -13.6%
Value Line Index*                            -5%
Dow Jones Industials *                       -4%
Average US Stock Mutual Fund (Lipper)        -3%
S&P 500                                      -2.5%
Oak Value Fund                                3.8%

*    Not Including Dividends

Source: Lipper; Wall Street Journal Bloomberg

Evidence remains anecdotal, but the casualties are mounting. There are a growing number of front-page headlines dedicated to the dot-com fallout, many asking some version of, "what were we thinking?" IPOs have been delayed or cancelled, advertising contracts are being abandoned, Ferraris are being resold on the secondary market, and frequent reference is made to the `end of the beginning' for internet shares' influence on the market. A plethora of stock options are under water. Fewer people are making plans to retire in two years (at a ripe old age of 33), and the archetypal "cocktail party" banter about investments around the punch bowl is generally a bit less ebullient."P2P" (path to profits) has supplanted "B2B" as the latest rage. Reports are heard of young people slaving long hours not in the hope of reaping obscene sums via options, but rather to pay off crushing tax liabilities from previously exercised (and now much lower priced) shares.

    "I know you're lookin' for a ruby in a mountain of rocks, but there ain't no Coupe de Ville,hidin' at the bottom of a Cracker Jack box" - Meatloaf

We're labeling recent market activity "the death throes of irrationality." Hopefully. For a time, the world appeared to stop making sense, as the market valuations of all kinds of obviously half-baked (at best) business "ideas" were levitated, and gobs of money were made by those chasing performance ever higher. Prices went up because they went up, and in many cases were clearly disconnected from any sense of underlying economic support. Not all examples of this behavior have disappeared (they never do) and irrational pricing nonsense could hang around a while longer yet. But if, as we surmise, there has been a shift away from an investment environment centered around "sand castles", all investors who care about sound fundamentals, as we do, should bid good riddance. We should all definitely be more excited about a rational backdrop in which stocks are valued based on their business characteristics and not on hype, dreams, euphoria, and rampant speculation.

It is true that early third-quarter activity has been characterized by a partial retracing of the downward path of technology shares from a 30-SOMETHING PERCENT SELL-OFF from peak to trough. Of late, some of the leading large technology companies have recovered and helped bootstrap the broad averages back up into respectable territory year-to-date. BUT THE REALLY SPECULATIVE STUFF HASN'T COME BACK, AND IT MAY WELL NEVER. Lots of companies recently traded 50-70% off their highs; somebody owned these things at their peaks. The second quarter market has added an alternate, contrary theory to the popular opinion that


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"Investors' biggest risk is missing opportunities." Well, maybe. Something in the market seems to have changed in the past quarter, in a fashion that was nearly palpable. Risk matters again; it has become real and tangible. Real money has been lost, particularly since we suspect that the broad averages likely mask even more carnage among individual investors' (or day traders') portfolios. The weighting scheme and timing of investment actions of many investors is likely to reflect a more stark reality than simply extrapolating broad benchmark results. For example, consider the following example of the effect on capital for a beginning $10,000 portfolio of "Mr. Hypothetical."



   Action              Time     Result   Portfolio
   Period                                    Value

Hire Value
   Manager            Begin       n/a      $10,000
                       1999

Value Manager
   Returns             1999     -3.10%      $9,690

Hang in There           Jan     -6.00%      $9,109
                       2000

      "                 Feb      -9.63%      $8,231
                       2000

Throw in Towel        End Feb     n/a        $8,231
                       2000

Hire Technology        March       n/a       $8,231
   Manager             2000

Technology Fund        March
                      2000 -
                        2Q
                        2000    -11.89%      $7,253

Cumulative Loss       18 mos.   -27.47%      $7,253

reigned until recently. Perhaps companies that don't earn returns for shareholders are just bad businesses, rather than "lost opportunities" to ride the gravy train; generating "buzz" does not equate to a gainful business.

                     PORTFOLIO PERFORMANCE - 2Q 2000 RESULTS

The Oak Value Fund's +3.8% posting in the second quarter of 2000 stacks up well. The results are especially satisfying in light of an S&P 500 Index that lost ground to the tune of -2.7%, and tech stocks that generally fell (for internet shares, plummeted is more descriptive) to earth. In a sweeping sense, handicapping performance versus the broad market benchmarks boils down to that one factor: TECHNOLOGY EXPOSURE. The market benchmarks have lots of it (roughly one third in the S&P 500), while the Oak Value Fund has maintained a minimal nominal exposure in that sector.

We have maintained a purposeful, essentially price-discipline-driven lack of technology exposure in the portfolio (only Compaq and the newly added Sabre Group are classified as technology, though other holdings have technology aspects to them). That factor has generally held the Oak Value Fund's portfolio back in a technology-driven market ascent, but fortunately also helped us to sidestep the free-fall that began in the first quarter and exacted a painful toll from investors to close out the first half of 2000. That outcome shouldn't be much of a surprise, since we've been telling anyone who will listen that our essential trepidation about technology companies is, by and large, not their quality as businesses but rather valuation - their shares reflect all the good news about those businesses (and in many cases then some).

All in all, it was an odd quarter from the perspective of reviewing the three months of raw investment performance just posted. The Fund's results relative to benchmarks were strong as we've indicated, and the absolute posting itself is respectable for a three-month period. Nonetheless, we can't help but feel that if stock prices were tracking business progression and valuations on portfolio companies were more rational, results would be even better. The second quarter's reported results are nice to have, but they represent only selected pockets of improvement. We continue to believe that truly impressive results lie ahead of us for a number of reasons.

For starters, the stock price of the largest portfolio holding, Berkshire Hathaway, lost ground again during the quarter (though our attendance at Berk-


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shire's annual meeting in Omaha leaves us little doubt that its business has improved during the period of stock price weakness). We have written extensively about our admiration for the strength of Berkshire's businesses, including three separate research notes (posted on www.oakvaluefund.com - hard copies also available) covering various aspects of our opinion about Berkshire. Our plan is to continue to wait for investors to care about this great company and its bright future. To put it succinctly, we continue in our belief that Berkshire is substantially undervalued by the market relative to its intrinsic value; we expect to be amply rewarded over time for our patience.

In recent history, the Fund's large portfolio commitment to financial holdings, broadly defined, has been a handicap. We maintain the commitment to that area in the belief that substantial value lies within. Financials held up surprisingly well in the second quarter, despite a continued negative interest rate environment.

But on balance, these holdings have been little help to us (to say the least) in the past 18 months, as most are being held back at least partially under a cloud of interest rate worries. Conversely, in terms of business momentum and/or a path to unlocking the value we feel is there, the news for these holdings remains primarily positive, however masked it may be by macro concerns and short-term challenges. Company by company, which is how we think about things, we ultimately expect significant improvement in stock prices that have mysteriously failed to track business strengths and advances. Progress reports for several underlying financial businesses include:

o Solid performances going on at Ambac, Household, and AFLAC that, unfortunately, continue to go largely ignored and not properly reflected in their stock prices. We have profiled Ambac a little further on in this document (see Finance-Related-Ambac) as representative of this group of quality businesses that are not being given their due under current market conditions.

o Growing intrinsic value (especially courtesy of great results at the Moody's unit) at Dun and Bradstreet that is admittedly, to put it kindly, a little too well kept a secret. An expected late year separation of Moody's from the core D&B operating business should provide greater clarity about a value we believe is substantially greater than currently indicated in the two businesses as joined together. We remain frustrated with the current stock price.

o Short term political and interest rate challenges are cloaking great business progress of the financial machine that is Freddie Mac. Freddie and sister organization Fannie Mae have both come under some political pressure of late. For brevity's sake, suffice it to say that we think the political risk, while clearly weighing on Freddie's stock price, is overstated, based on the important societal function it serves in the form of broadening home ownership while efficiently and properly channeling mortgage market credit risk. The path of consequences associated with significant changes to the current system is, we believe, fraught with many more serious perils than the ills Freddie's critics currently cite. In our view, there would be dire outcomes stemming from legislation that would meaningfully inhibit Freddie's growth; we think the very seriousness of the potential consequences makes such legislation politically unpalatable, and therefore unlikely.

o We appear poised for the Pyrrhic victory of a buyout offer for UAM that recently raised the trading price of the stock to roughly the average cost basis. The offer is short of the value we hoped for and what we think the company's cash flow indicates it is worth. Nonetheless, a $25 bird in the hand (the tender offer amount from a South African insurance concern) beats the recent-memory price of $14.


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                                PORTFOLIO SUMMARY

There have been additional developments for a number of portfolio companies that bear reporting, in our view, in order to add our voice to what may (or may not) be coming through via traditional media. We think it is important to provide updates on some of the information we evaluate in deciding to maintain an allocation to these investments. After all, the Fund's shareholders are essentially partners with these businesses in managing some portion of their personal investment capital. Financial updates and other important milestones are summarized below. In order to provide updates across the spectrum of the portfolio, we have presented one company from each business category for a detailed focus.




Pie Chart with Business Category slices

Technology                   Cash                        Telecom
Insurance                    Consumer Goods              Advertising
Finance Related              Media                       Diversified
Retai



                      ADVERTISING - VALASSIS COMMUNICATIONS

Valassis recently reported second quarter earnings 27% ahead of the comparable period last year. The company is aggressively buying back its stock (authorized to buy an additional 3.3 million shares on a base of 54.8 million shares, or 6% of the company), has added plant capacity and is paying down debt. We believe that at a recent stock price of $34 (14x expected consensus 2000 earnings of $2.43), the market is grossly undervaluing Valassis's long term business potential.

                        DIVERSIFIED - BERKSHIRE HATHAWAY

Detailed above and in our separate research notes (posted on www.oakvaluefund.com - hard copies also available). (AS AN ASIDE, WE THINK THE RESEARCH REPORT FOUND ON THE MOTLEY FOOL WEBSITE IS A GOOD SOURCE FOR GATHERING AN UNDERSTANDING ABOUT THE CONTEXT AND BUSINESSES IN WHICH BERKSHIRE HATHAWAY OPERATES. WE ADD A "READER BEWARE" CAVEAT ABOUT THE OVERALL "FOOL" FORUM, WHICH LENDS ALL COMERS EQUAL CREDENCE AND WHEREIN PRETTY MUCH ANYONE CAN WEIGH IN WITH AN OPINION (AND THEY USUALLY DO). NONETHELESS, THE BERKSHIRE PIECE IS SOLID. THE EDUCATIONAL BACKGROUND GATHERED WITHIN OUTWEIGHS THE POTENTIAL PITFALLS AVAILABLE AT ITS SOURCE AND IS WELL WORTH THE $12 PRICE TAG. YOU CAN ACCESS THE BERKSHIRE PIECE ON THE RESEARCH AREA OF THE MOTLEY FOOL WEBSITE AT:
WWW.FOOLMART.COM/MARKET/PRODUCT.ASP?PFID=MF+4100)

                               MEDIA - EW SCRIPPS

Scripps announced during the quarter that it has asked the U.S. Attorney General to approve a joint operating agreement (JOA) between the Scripps-owned Denver Rocky Mountain News and The Denver Post (privately held by MediaNews Group Inc.). Such an agreement, provided for under the Newspaper Preservation Act of 1970, would end the "newspaper war" in Denver, losses from which have certainly pinched earnings for Scripps during its duration. Scripps's recently reported second quarter 2000 earnings increased 14%, excluding the Denver losses, which would diminish following the JOA. Growth in Scripps category television (Home and Garden, Food Network, Do It Yourself) has been phenomenal; 2Q operating cash flow in those businesses increased 76% to $25 million and Scripps announced the launch of a fourth network, Fine Living.


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                                INSURANCE - AFLAC

In addition to having some of the funniest commercials on television (the AFLAC duck is the most hilarious fowl since Daffy), the company continues to strengthen its market position through product development, enhanced distribution, and efficiency-adding technology investments. In fact, for the second year in a row, AFLAC was named to Computerworld magazine's annual listing of the "100 Best Places to Work in Information Technology." To us, that a Columbus, GA insurance concern makes this list is only one demonstration of the consistency with which AFLAC innovates. Their 1999 annual report theme was "If it ain't broke, fix it anyway", a motto that has likely helped them grow earnings at nearly 17% compounded over the past five years. As they prepare for a deregulated insurance market in Japan, we view AFLAC as extremely well positioned to take advantage of their unique strengths in that environment. AFLAC has stated confidence in its ability to continue to meet its stated financial objective of increasing operating earnings per share 15% to 17% for 2000 through 2002, excluding the impact of currency fluctuations.

                           CONSUMER GOODS - COCA COLA

Growth is starting to become visible, as evidenced by Coke's recent posting of a 5% increase in unit case volume - in line with its expectations. With management shakeups, corporate restructuring, and the product contamination problems of the past year behind them, Coke is focusing on its long-term targets of 7-8 percent for average annual volume growth and 15 percent for average annual earnings growth. Should they prove achievable, those growth figures imply a healthy amount of upside for Coke's stock price, based on our internal valuation work.

                                 TELECOM - AT&T

AT&T was the weakest portfolio performer this quarter. Its stock price fell 44% from around $56 to roughly $32, a move which, based on AT&T's 3.15 billion shares outstanding, erased $37.8 billion in market value in a three month period. Of course, we don't believe anything even remotely like that size reduction occurred with regard to a change in the underlying intrinsic value. In fact, we thought AT&T was roughly that under-valued when we initiated the portfolio position. While AT&T does have some improvements to make in their business, particularly in the Business Services area, our initial investment thesis (reported in the fourth quarter portfolio commentary) remains valid. News reports have been swirling about separate tracking stocks being issued for various units of AT&T (consumer long distance, cable, etc.); these serve to underscore the recognition by the company and others in the investment community that substantial (currently unrealized) value exists in AT&T's collection of assets.

                                RETAIL - TIFFANY

Strong same store revenue numbers continued for Tiffany (+28% in the fiscal quarter through April 2000), but were inexplicably accompanied by recent share price weakness. Tiffany has a strategy to open three to five new U.S. stores each year; consistent with that goal, they opened a store in Skokie, Illinois in May 2000 and plan to open stores in Greenwich, Connecticut and Maui, Hawaii in late summer and late fall, respectively.

                               TECHNOLOGY - COMPAQ

Some level of concern exists in the investment community about retail inventories of PCs. Compaq has been adamant that there are no excess inventories in its retail sales channel. We note that retail PCs represent less than 20% of Compaq's revenues (and less of profits) and that commercial PCs have been reported as doing better than expected. There has been no change to our investment thesis, detailed in our first quarter 2000 portfolio comments. In our view, PC SERVERS will matter more to Compaq going forward than will PCs; the enterprise division in which servers are reported recently posted over $300 million in revenue growth over the comparable quarter last year.



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                             FINANCE RELATED - AMBAC

In the Finance Related category, Ambac is a good example of a company that continues to impress by growing their business in a fashion that should garner attention should it continue, as we and the company both expect. Ambac recently reported second quarter 2000 earnings that were 30% higher than the same time last year. This is particularly impressive in light of a slowdown in their core business of municipal bond insurance due to higher interest rates. They are more than making up for it with great growth in structured finance products (securities backed by collections of receivable assets such as credit cards, auto loans, etc.) and international market growth (lending in Europe is moving away from banks and toward public markets, a nascent but well-defined trend that should benefit financial guarantors like Ambac for some time to come).

We believe the company maintains conservative accounting and has a highly predictable revenue stream based on booking revenue over the life of insured issues. Ambac is a business that maintains nearly 60% net profit margins, has a premier reputation in their industry and very little debt, earns roughly 16% return on equity capital, and has grown reported earnings in the past five years from $1.98 in 1994 to $4.32 last year - a growth rate of 16.8%. Still and inexplicably, the recent $60 stock price is just over 12x Ambac's expected $5.00 per share 2000 reported earnings, and just above ten times next year's expected results. This is the Rodney Dangerfield of financial companies - no respect at all.

For now, we remain mired in an environment in which many good financial businesses continue to be shunned in terms of stock price progression despite the success evidenced by the measures and milestones detailed above. In a different kind of market environment, we suspect there is substantial stock price upside for a company like Ambac. It just won't come in the same progressive fashion as the reported business improvement. Such is the nature of the stock market, where continuous developments of the business front are coupled with discrete (i.e., un-smooth) moves in stock price. Past behavior indicates that the makeup is sudden, and not predictable in advance. As value investors, our job is to be diligent in observing business fundamentals (they are clearly there), and to be patient in waiting for stock prices to reflect underlying economic reality. We're willing to be patient with results like Ambac's; we think its results clearly indicate it's a business worth owning. While it's busy getting more valuable year by year, we're happy to be shareholders.

                            PURCHASE AND SALE SUMMARY

 In the realm of new ideas, we added four new names to the Oak Value Fund portfolio in the second quarter (on top of five new names to begin 2000). We purchased positions in Comcast Communications, Sabre Group Holdings, Tellabs, Inc., and XL Capital. A brief investment thesis for each appears below.

                        2Q00 PORTFOLIO PURCHASE ACTIVITY

     Position
     (Business)     Summary Investment Thesis

     COMCAST        Strong cable operator with good cash flow, selling cheaply
     -------        in sympathy with a weak cable sector. Also own valuable
                    properties for e-commerce (50% of QVC) and entertainment
    (CABLE TV)      content (sports franchises in their geographic base, a
                    compelling competitive weapon to help fend off satellite incursions). Comcast also maintains a valuable portfolio of industry-related marketable securities investments.


  SABRE GROUP       Leader in electronic distribution of travel services through
  -----------       its proprietary Sabre reservation system for airlines and
    HOLDINGS        travel agencies. This former American Airlines subsidiary is
    --------        also the majority owner of Travelocity.com, the exclusive
    (TRAVEL         reservation provider behind AOL's travel section, and third
   INFORMATION      most visited website (after Amazon and Ebay) in an important
  SERVICES AND      sector of the economy.
   ELECTRONIC
   COMMERCE)


   XL CAPITAL       Opportunity to upgrade quality of insurance exposure through
   ----------       the addition of this Bermuda-based insurer and reinsurer
   (INSURANCE)      prior to anticipated strengthening in the insurance cycle.


     TELLABS        Highly profitable producer of communications equipment that
     -------        is the enabling infrastructure of the high growth
  (TELECOMMUN-      marketplace for world- class telecommunications networks.
    ICATIONS        Important equipment supplier to companies we know well
   EQUIPMENT)       (cable and regional telecom).


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During the quarter, we eliminated two long held positions, Disney and
Progressive, both on price strength, though Disney traded out at well above average cost while Progressive was eliminated at a loss. We think both companies continue as quality businesses; however, we felt it was appropriate to exit them at this time, for different reasons (a summary is provided in the table below, with more detail following under the heading "A Tale of Two Stock Trades").


                          2Q00 PORTFOLIO SALE ACTIVITY

     Position
     (Business)     Summary Reason for Sale


    PROGRESSIVE     First trimmed then eliminated the position based on near
    -----------     term price price strength that we did not believe is
                    warranted by current business fundamentals. Little reason
    (AUTOMOBILE     for near term confidence in a company with reduced earnings
     INSURANCE)     in the highly competitive auto industry. Essentially,
                    selling what we view as a good business, albeit working though difficulties, for better businesses, i.e., the new ideas that our research and the market's behavior have offered (see above - Sabre Group, Comcast, XL Capital,
                    Tellabs, etc.).


      DISNEY        Aggressive stock price appreciation DISNEY from late 1999
      ------        through late first and early second quarter 2000 caused us
  (ENTERTAINMENT    to trim, then eliminate the Disney position. Re-deploying
      MEDIA)        proceeds into newer ideas with greater margin of safety and upside potential.




                                   CONCLUSION

In summation, we'd say that we are happy for a successful second quarter from a reported return perspective but are even more encouraged toward long-term optimism by the fundamental strength of the businesses we own. We look forward to the results we expect to post at some point, particularly when the rising interest rate shackles come off and we don't have roughly 40% (finance + insurance + Berkshire) of the portfolio figuratively tied behind our backs. Those should be returns worth talking about.





/S/ David R. Carr, Jr.

David R. Carr, Jr.
Co-Manager



/S/ George W. Brumley, III

George W. Brumley, III
Co-Manager


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           THE BEST OF TRADES, THE WORST (WELL, AT LEAST NOT THE BEST)
                      OF TRADES - A TALE OF TWO STOCK SALES


One catalyst for action on Progressive was a poor first quarter 2000 earnings report, one which indicated inferior results from what management had anticipated during relatively recent meetings. The unanticipated change in fortunes is an early warning indicator to us in a company that had been previously very predictable, or at least had plausible explanations for prior deviations in its business. We were neither comforted nor assuaged by Progressive's recent stock price strength.

We took advantage of a better exit price for shares sold recently vis-a-vis the lows witnessed earlier in the first quarter. It isn't much of a victory for us to have exited Progressive where we did, but we felt it was the best decision to make in light of Progressive's position and other available investment options. It is always possible that we may (no guarantees; an attractive entry price is always a motivating factor for us) get a future opportunity to come back to Progressive, at a time of greater earnings clarity and a better risk/reward tradeoff. The Oak Value Fund portfolio has no shortage of exposure to auto insurance through GEICO inside of Berkshire. In fact GEICO's competitive strength is part of Progressive's woe, and is no small part of our evaluation of Progressive's merits. Via a 10% position in Berkshire we may well already own the very best auto insurance company in the industry, bar none. Given that, we should participate meaningfully when returns in that industry improve, and we have less propensity to be invested in a company that is a competitor in GEICO's path.

With Disney, the rationale for trading out is simply a continuation of that which we began last quarter when we reduced our position. We repeat here our investment rationale from last quarter's summary. "...early 2000 seems to have brought a turnaround in sentiment from the investment community at large. The Disney franchise remains intact, strategy appears focused and sound across business lines, a recast video/DVD release approach seems rational, and Disney's strong management has generally responded to challenges in the positive way good managements do. Little of this is substantive or new since last fall in our view. Nonetheless, Wall Street analysts who found little hope in this very same business a scant five months ago (at a then price of under $25 per share), have moved to BUY recommendations begun in the mid to high $30 range, after a 30-40% run in stock price since November (subsequent note: since up another 13% or so). Can WHO WANTS TO BE A MILLIONAIRE be that good? We took the opportunity early in the fourth quarter to add to our existing position in a climate of doubt and then during the first quarter to reduce the Disney holding and take some gains off the table, courtesy of a growing chorus of surety."

We also wrote three months ago that "AT SOME VERY HIGH PRICE, WE MAY NOT WANT TO BE OWNERS AT ALL; YOU CAN EXPECT THAT PHILOSOPHICAL STATEMENT TO TRANSLATE INTO ACTION WHEN PRICES RUN WELL ABOVE OUR INTRINSIC VALUE ESTIMATES. We can still like and admire the business, but in terms of our responsibility as stewards of capital, it behooves us to re-deploy into fresher ideas with greater margins of safety and more appreciation potential relative to intrinsic value." As Disney's price ran ahead, we put into practice that which we had previously preached about valuation, i.e., we are less attracted to making larger commitments (or sometimes keeping any at all) to businesses as their prices increase toward, and occasionally exceed, intrinsic value.


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                             IMPORTANT INFORMATION:

Authorized for distribution only if preceded or accompanied by a prospectus. Where shown or quoted, recent company returns (for example calendar quarter or trailing twelve months) are stock price changes only, and reflect neither dividends nor any fees associated with an investment in the Oak Value Fund. This commentary seeks to describe our current views of the market and to highlight selected activity in the Oak Value Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security. Displays detailed a summary of holdings (e.g., best and worst stocks, business category distribution, etc.) are based on the Oak Value Fund holdings on June 30, 2000 or held during the second quarter of 2000.

The performance shown in the chart "Selected Second Quarter Market Results" for Internet Stock Index is the Inter@ctive Week Internet Index.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Oak Value Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this letter to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This letter to shareholders may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are is influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent quarter, we use this perspective only because it reflects industry convention. The Oak Value Fund and its investment adviser do not subscribe to the notion that three month calendar periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Oak Value Fund and its investment advisor do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the portfolio commentary should be construed as a forecast of overall market movements, either in the short or long term.

The references to other web sites contained in this material are provided for your convenience and information. We do not assume any responsibility or liability for any information referenced in third party web sites. The existence of these references is not an endorsement, approval or verification by us of any content available on any third party site. In providing references to other web sites, we are not recommending the purchase or sale of the stock issued by any company, nor are we endorsing products or services made available by the sponsor of any third party web site.

FOR MORE INFORMATION ABOUT OAK VALUE FUND, PLEASE CALL 800-622-2474 OR VISIT THE FUND'S WEBSITE - WWW.OAKVALUEFUND.COM. A FULL COLOR VERSION OF THIS COMMENTARY IS AVAILABLE UNDER THE "WHAT'S NEW" AND "MANAGER COMMENTARY" SECTIONS OF THE SITE.

OAK VALUE FUND
PERFORMANCE INFORMATION
================================================================================

            Comparison of the Change in Value of a $10,000 Investment
              in the Oak Value Fund and Standard & Poor's 500 Index




                                 Oak Value Fund
                          Average Annual Total Returns
                               As of June 30, 2000

                      1 Year   5 Years   Since Inception*
                      -7.91%    18.98%        16.80%



                                  [Line chart]

         Oak Value Fund        S&P 500 Index
1/93          $10000.00            $10000.00
              $10350.00            $10400.90
6/93          $10360.00            $10451.50
              $11440.00            $10721.60
12/93         $12205.00            $10970.10
              $11614.60            $10554.10
6/94          $11818.20            $10598.50
              $12469.70            $11116.70
12/94         $12020.70            $11115.00
              $13158.20            $12197.20
6/95          $13333.20            $13361.50
              $14711.40            $14423.40
12/95         $15486.90            $15291.70
              $16632.40            $16112.40
6/96          $17205.20            $16835.60
              $18482.90            $17356.60
12/96         $19976.00            $18802.70
              $20044.50            $19306.70
6/97          $24019.10            $22678.90
              $25812.10            $24375.90
12/97         $27507.10            $25075.90
              $31255.30            $28574.10
6/98          $32319.00            $29517.70
              $26295.00            $26581.30
12/98         $32713.00            $32242.30
              $33204.50            $33849.80
6/99          $34515.80            $36238.40
              $28874.20            $33971.80
12/99         $31691.10            $39026.80
              $30635.50            $39921.60
6/00          $31786.50            $38861.10

                       Past performance is not predictive of future performance.





                                            NON-STANDARDIZED TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR-TO-DATE        SINCE
                    CALENDAR  CALENDAR CALENDAR  CALENDAR CALENDAR  CALENDAR CALENDAR       2000          INCEPTION*
                      1993*     1994     1995      1996     1997      1998     1999    (AS OF 6/30/00)  (AS OF 6/30/00)
-----------------------------------------------------------------------------------------------------------------------
  Oak Value Fund     22.04%    -1.54%   28.89%    28.99%   37.70%    18.93%   -3.12%        0.30%           217.87%
  S&P 500 Index       9.60%     1.32%   37.58%    22.96%   33.36%    28.58%   21.04%       -0.44%           289.78%
-----------------------------------------------------------------------------------------------------------------------



                                             AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------------------------------------------------------------------------------
                                                                FOR THE PERIODS ENDED JUNE 30, 2000
                                             --------------------------------------------------------------------------
                                                 SIX           ONE         THREE        FIVE          SINCE
                                               MONTHS(A)      YEAR         YEARS        YEARS       INCEPTION*
-----------------------------------------------------------------------------------------------------------------------
   Oak Value Fund                                0.30%       -7.91%         9.79%       18.98%       16.80%
   S&P 500 Index                                -0.44%        7.22%        19.66%       23.80%       19.92%
-----------------------------------------------------------------------------------------------------------------------

*    Inception date of the Oak Value Fund was January 18, 1993.
(A)  Unannualized.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000
================================================================================

ASSETS
Investment securities at market value
  (acquisition cost of $256,688,703) (Note 2)....................................              $ 280,860,521
Dividends receivable.............................................................                    480,961
Other assets.....................................................................                    116,206
                                                                                               -------------
     TOTAL ASSETS................................................................                281,457,688
                                                                                               -------------


LIABILITIES
Payable for securities purchased.................................................                    268,083
Payable for capital shares redeemed..............................................                    133,791
Accrued expenses and other payables:
   Investment advisor fees.......................................................                    208,684
   Administrator fees............................................................                      9,507
   Accounting services fees......................................................                      4,637
                                                                                               -------------
     TOTAL LIABILITIES...........................................................                    624,702
                                                                                               -------------
NET ASSETS.......................................................................              $ 280,832,986
                                                                                               =============


Net assets consist of:
Paid-in capital..................................................................              $ 257,660,774
Distributions in excess of net realized gains....................................                   (999,606)
Net unrealized appreciation on investments.......................................                 24,171,818
                                                                                               -------------
Net assets.......................................................................              $ 280,832,986
                                                                                               =============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value).....................................................                 11,176,959
                                                                                               =============

Net asset value, offering price and redemption price per share (Note 2)..........              $       25.13
                                                                                               =============



See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2000
================================================================================

INVESTMENT INCOME
   Dividends....................................................................               $   5,263,647
   Interest.....................................................................                     399,684
                                                                                               -------------
     TOTAL INVESTMENT INCOME....................................................                   5,663,331
                                                                                               -------------

EXPENSES
   Investment advisory fees (Note 4)............................................                   3,607,979
   Administrative services fees (Note 4)........................................                     254,327
   Shareholder services and transfer agent fees (Note 4)........................                     200,708
   Accounting services fees (Note 4)............................................                      66,584
   Professional fees............................................................                     137,264
   Printing fees................................................................                      81,885
   Registration fees ...........................................................                      67,764
   Custodian fees...............................................................                      62,195
   Trustees' fees and expenses..................................................                      60,655
   Miscellaneous fees...........................................................                      24,661
   Insurance expense............................................................                      15,495
                                                                                               -------------
     TOTAL EXPENSES.............................................................                   4,579,517
                                                                                               -------------
        Less: fees paid by third party (Note 2).................................                     (38,085)
                                                                                               -------------
     NET EXPENSES...............................................................                   4,541,432
                                                                                               -------------


NET INVESTMENT INCOME...........................................................                   1,121,899
                                                                                               -------------

REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS
   Net realized gains from security transactions................................                   6,275,284
   Net change in unrealized appreciation/depreciation on investments............                 (67,451,289)
                                                                                               -------------

NET REALIZED AND UNREALIZED GAINS/LOSSES ON INVESTMENTS.........................                 (61,176,005)
                                                                                               -------------

NET DECREASE IN NET ASSETS FROM OPERATIONS......................................               $ (60,054,106)
                                                                                               =============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                  YEAR              YEAR
                                                                                  ENDED             ENDED
                                                                                JUNE 30,          JUNE 30,
                                                                                  2000              1999
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income.................................................    $   1,121,899     $   1,443,100
   Net realized gains from investment transactions.......................        6,275,284        18,511,197
   Net change in unrealized appreciation/depreciation on investments.....      (67,451,289)       23,144,708
                                                                             -------------     -------------
Net increase/decrease in net assets from operations......................      (60,054,106)       43,099,005
                                                                             -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income............................................       (1,121,899)       (1,463,037)
   In excess of net investment income....................................             (414)               --
   From net realized gains from security transactions....................       (6,275,284)      (17,498,045)
   In excess of net realized gains.......................................         (244,657)         (754,949)
                                                                             -------------     -------------
Decrease in net assets from distributions to shareholders................       (7,642,254)      (19,716,031)
                                                                             -------------     -------------

FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.............................................      129,614,288       485,772,850
   Net asset value of shares issued in reinvestment of distributions
     to shareholders.....................................................        7,377,186        18,577,671
   Cost of shares redeemed...............................................     (413,234,783)     (336,863,855)
                                                                             -------------     -------------
Net increase/decrease in net assets from capital share transactions......    (276,243,309)      167,486,666
                                                                             -------------     -------------

NET INCREASE/DECREASE IN NET ASSETS......................................     (343,939,669)      190,869,640

NET ASSETS:
   Beginning of year.....................................................      624,772,655       433,903,015
                                                                             -------------     -------------
   End of year...........................................................    $ 280,832,986     $ 624,772,655
                                                                             =============     =============


SUMMARY OF CAPITAL SHARE ACTIVITY:
   Shares sold...........................................................        5,203,161        18,644,142
   Shares issued in reinvestment of distributions to shareholders........          292,323           667,046
Shares redeemed..........................................................      (16,660,660)      (13,015,998)
                                                                             -------------     -------------
   Net increase/decrease in shares outstanding...........................      (11,165,176)        6,295,190
   Shares outstanding, beginning of year.................................       22,342,135        16,046,945
                                                                             -------------     -------------
   Shares outstanding, end of year.......................................       11,176,959        22,342,135
                                                                             =============     =============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
================================================================================

                                                         YEAR       YEAR       YEAR        YEAR       YEAR
                                                         ENDED      ENDED      ENDED      ENDED       ENDED
                                                        JUNE 30,   JUNE 30,   JUNE 30,    JUNE 30,   JUNE 30,
                                                          2000       1999       1998        1997       1996

----------------------------------------------------------------------------------------------------------------
Net asset value beginning of year...................   $  27.96   $  27.04   $  20.63    $  15.62   $  12.19
                                                       --------   --------   --------    --------   --------

Income from investment operations:
   Net investment income (loss).....................       0.11       0.07       0.05       (0.02)     (0.04)
   Net realized and unrealized gains (losses)
     on investments.................................      (1.48)      1.76       6.98        6.06       3.57
                                                       --------   --------   --------    --------   --------
Total from investment operations....................      (1.37)      1.83       7.03        6.04       3.53
                                                       --------   --------   --------    --------   --------

Less distributions:
   From net investment income.......................      (0.11)     (0.07)     (0.05)         --         --
   From net realized gains from
     security transactions..........................      (1.30)     (0.81)     (0.44)      (1.03)     (0.10)
   In excess of net realized gains..................      (0.05)     (0.03)     (0.13)         --         --
                                                       --------   --------   --------    --------   --------
Total Distributions.................................      (1.46)     (0.91)     (0.62)      (1.03)     (0.10)
                                                       --------   --------   --------    --------   --------

Net asset value at end of year......................   $  25.13    $ 27.96   $  27.04    $  20.63   $  15.62
                                                       ========   ========   ========    ========   ========

Total Return........................................      (7.91%)     6.80%     34.56%      39.60%     29.04%
                                                       ========   ========   ========    ========   ========

Net Assets at end of year (000's)...................   $280,833   $624,773   $433,903    $ 82,661   $ 22,066
                                                       ========   ========   ========    ========   ========

Ratio of expenses to average net assets(a)..........      1.13%      1.10%      1.22%       1.59%      1.90%

Ratio of net investment income (loss) to average
     net assets.....................................      0.28%      0.27%      0.41%      (0.16%)    (0.43%)

Portfolio turnover rate.............................        22%        38%        15%         22%        58%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, or the use of earnings credits on cash balances, the ratios of expenses to average net assets would have been 1.14% and 2.15% for the years ended June 30, 2000 and June 30, 1996, respectively.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2000
==============================================================================================================

                                                                                                  MARKET
     SHARES      COMMON STOCKS -- (96.0%):                                                         VALUE

--------------------------------------------------------------------------------------------------------------
                 ADVERTISING  (7.6%):
        321,800  Interpublic Group Companies, Inc......................................        $  13,837,400
        197,700  Valassis Communications, Inc. (b).....................................            7,537,313
                                                                                               -------------
                                                                                                  21,374,713
                                                                                               -------------

                 BEVERAGE  (5.3%):
        259,075  Coca-Cola Company.....................................................           14,880,620
                                                                                               -------------

                 CABLE TV  (7.1%):
        429,850  Charter Communications, Inc. (b)......................................            7,065,659
        233,525  Comcast Corp., Special Class A........................................            9,457,763
        160,000  USA Networks, Inc. (b)................................................            3,460,000
                                                                                               -------------
                                                                                                  19,983,422
                                                                                               -------------

                 COMPUTER  (2.0%):
        217,300  Compaq Computer Corporation...........................................            5,554,731
                                                                                               -------------

                 CONGLOMERATE  (10.5%):
            100  Berkshire Hathaway, Inc., Class A(b)..................................            5,380,000
         13,804  Berkshire Hathaway, Inc., Class B(b)..................................           24,295,039
                                                                                               -------------
                                                                                                  29,675,039
                                                                                               -------------

                 FINANCE-CONSUMER LOANS  (5.4%):
        362,000  Household International, Inc..........................................           15,045,625
                                                                                               -------------

                 INFORMATION SERVICES  (4.2%):
        410,100  Dun & Bradstreet Corporation..........................................           11,739,113
                                                                                               -------------

                 INSURANCE-ACCIDENT & HEALTH  (4.4%):
        270,800  AFLAC, Inc............................................................           12,439,875
                                                                                               -------------

                 INSURANCE-FINANCIAL GUARANTEE  (7.0%):
        357,675  Ambac Financial Group, Inc............................................           19,605,061
                                                                                               -------------

                 INSURANCE-PROPERTY & CASUALTY  (2.1%):
         78,800  RLI Corporation.......................................................            2,738,300
         56,550  XL Capital Ltd. ......................................................            3,060,769
                                                                                               -------------
                                                                                                   5,799,069
                                                                                               -------------

                 INVESTMENT MANAGEMENT /ADVISORY SERVICES  (5.0%):
        596,975  United Asset Management Corporation ..................................           13,954,291
                                                                                               -------------

                 MEDIA  (11.1%):
        350,935  Scripps (E.W.) Company................................................           17,283,548
         29,440  Washington Post Company - Class B ....................................           14,072,320
                                                                                               -------------
                                                                                                  31,355,868
                                                                                               -------------


                                       15

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==============================================================================================================

                                                                                                  MARKET
     SHARES      COMMON STOCKS -- (96.0%) (CONTINUED)                                              VALUE

--------------------------------------------------------------------------------------------------------------
                 MORTGAGE BANKING  (1.6%):
        113,850  Federal Home Loan Mortgage Corporation................................        $   4,610,925
                                                                                               -------------

                 PERSONAL CARE/COSMETICS  (9.7%):
        342,100  Avon Products, Inc. ..................................................           15,223,450
        342,295  Gillette Company......................................................           11,958,932
                                                                                               -------------
                                                                                                  27,182,382
                                                                                               -------------

                 PHOTOGRAPHIC EQUIPMENT AND SUPPLIES  (3.6%):
        169,200  Eastman Kodak Company ................................................           10,067,400
                                                                                               -------------

                 RETAIL  (2.7%):
        113,170  Tiffany & Company.....................................................            7,638,975
                                                                                               -------------

                 TELECOMMUNICATION EQUIPMENT  (1.1%):
         43,800  Tellabs, Inc.(b)......................................................            2,997,563
                                                                                               -------------

                 TELEPHONE - INTEGRATED  (3.4%):
        145,975  AT&T Corporation......................................................            4,616,459
         80,850  GTE Corporation.......................................................            5,032,913
                                                                                               -------------
                                                                                                   9,649,372
                                                                                               -------------

                 TRAVEL SERVICES  (2.2%):
        217,600  Sabre Group Holdings, Inc.(b).........................................            6,201,600
                                                                                               -------------

                 TOTAL COMMON STOCKS (COST $245,583,826)...............................        $ 269,755,644
                                                                                               -------------



                 INVESTMENT COMPANY  (4.0%):
     11,104,877  Valiant General Money Market Fund, Class A............................           11,104,877
                                                                                               -------------

                 TOTAL INVESTMENT COMPANY (COST $11,104,877)...........................           11,104,877
                                                                                               -------------

                 TOTAL INVESTMENTS (COST $256,688,703)(A) -- 100.0%....................        $ 280,860,521

                 LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0%.........................             (27,535)
                                                                                               -------------

                 NET ASSETS-- 100.0%...................................................        $ 280,832,986
                                                                                               =============


(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $999,606. Cost for federal tax purposes differs from value by net unrealized appreciation of securities as follows:
          Unrealized appreciation.................... $ 38,381,204
          Unrealized depreciation....................  (15,208,992)
                                                     ==============
          Net unrealized appreciation................ $ 23,172,212
                                                     ==============

(b)  Non-income producing security.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
================================================================================

1.  ORGANIZATION
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The investment objective of the Fund is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks.

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Fund's significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Investments in investment companies are valued at their respective net asset values as reported by such companies.

REPURCHASE AGREEMENTS -- The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements are considered to be loans under the 1940 Act.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. The "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recognized on an accrual basis and dividends are recorded on the ex-dividend date.

FEDERAL INCOME TAX -- It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all , or substantially all, federal income taxes.

OTHER -- The Fund may maintain a cash balance with the custodian and receive a reduction of its custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended June 30, 2000, custodian fees and expenses paid by third parties were $38,085. There was no effect on net investment income since the Fund would otherwise have invested such cash amounts in a short term interest-bearing asset.

3.  INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $84,193,713 and $337,154,189 respectively, for the year ended June 30, 2000.

4.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Oak Value Capital Management, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION, TRANSFER AGENCY AND FUND ACCOUNTING AGREEMENTS
Effective November 22, 1999, BISYS Fund Services Ohio, Inc. (BISYS) assumed the role of administrator, transfer agent and accounting services agent for the Trust.

Under the terms of the Administration Agreement with the Trust, BISYS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. BISYS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets.

Under the terms of the Transfer Agency Agreement with the Trust, BISYS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BISYS receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays BISYS out-of-pocket expenses including, but not limited to, postage and supplies.

Under the terms of the Fund Accounting Agreement with the Trust, BISYS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, BISYS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by BISYS in obtaining valuations for the Fund's portfolio securities.

Prior to November 22, 1999, Administrator, Transfer Agency, and Fund Accounting Services were provided to the Trust under the terms of corresponding agreements between the Trust and Countrywide Fund Services, Inc.

Certain trustees and officers of the Trust are also officers of the Adviser or BISYS. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

5.  FEDERAL INCOME TAX INFORMATION (UNAUDITED):
For the taxable year ended June 30, 2000, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations. Additionally, during the year ended June 30, 2000, the Fund had $4,809,786 in long-term capital gain distributions.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================



To the Shareholders and Board of Trustees of the Oak Value Fund of the Tuscarora Investment Trust:

We have audited the accompanying statement of assets and liabilities of the Oak Value Fund of the Tuscarora Investment Trust (a Massachusetts business trust), including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of the Oak Value Fund of the Tuscarora Investment Trust as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.





ARTHUR ANDERSEN LLP

Columbus, Ohio
July 28, 2000

OAK VALUE FUND

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

ADMINISTRATOR                                        Annual Report
BISYS Fund Services Ohio, Inc.                       June 30, 2000
3435 Stelzer Rd.
Columbus, OH 43219

INDEPENDENT AUDITORS
Arthur Andersen LLP
41 South High Street
Columbus, Ohio  43215

CUSTODIAN
The Bank of New York
100 Church St.
New York, NY 10286                                       [LOGO]
                                                 --------------------
BOARD OF TRUSTEES                                    OAK VALUE FUND
George W. Brumley, III                           --------------------
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley, III, President
David R. Carr, Jr., Vice President
Georgette Prigal, Vice President
Nadeem Yousaf, Treasurer
Paige C. Spurbeck, Secretary





This report is for information of the
shareholders of the Oak Value Fund. It
may not be distributed to prospective             www.oakvaluefund.com
investors unless it is preceded or
accompanied by the current fund
prospectus.